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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2004

CITADEL BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31740 (Commission File Number)	51-0405729 (I.R.S. Employer Identification Number)

City Center West, Suite 400
7201 West Lake Mead Blvd.
Las Vegas, Nevada 89128
(Address of principal executive offices)

Registrant's telephone number, including area code: (702) 804-5200

Item 5.    Other Events and Regulation FD Disclosure.

        On February 4, 2004, Citadel Broadcasting Corporation ("Citadel Broadcasting") issued the attached press release, announcing that it intends to offer convertible subordinated notes in a private placement.

Item 7.    Financial Statements and Exhibits.

Exhibit.	Description.
99.1	Citadel Broadcasting Corporation Press Release, dated February 4, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: February 4, 2004

CITADEL BROADCASTING CORPORATION
By:	/s/ RANDY L. TAYLOR
Randy L. Taylor Vice President-Finance and Secretary

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES